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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 24, 1995
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                         Santa Fe Pacific Corporation
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            (Exact name of registrant as specified in its charter)


        Delaware                    1-8627                      36-3258709
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    (State of               (Commission File Number)          (IRS Employer
     Incorporation)                                            Identification
                                                               No.)


1700 East Golf Road, Schaumburg, Illinois               60173-5860
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (708) 995-6000
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                               (Not Applicable)
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         (Former name or former address, if changed since last report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On January 24, 1995, the Board of Directors of Santa Fe Pacific
Corporation ("SFP") amended (the "Rights Amendment") the Rights Agreement dated as of November 28, 1994 between SFP and the First Chicago Trust Company of New York, as Rights Agent (as amended, the "SFP Rights Agreement"). Prior to the Rights Amendment, if any person (other than SFP, its affiliates or any person receiving newly-issued shares of SFP common stock ("Common Stock") directly from
SFP) were to become the beneficial owner of 10% (the "Flip-In Percentage") or more of the then outstanding shares of Common Stock, each holder of a Right would thereafter have the right to receive, upon exercise at the then current exercise price of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of SFP) having a value equal to two times the exercise price of the Right. Among other amendments, the Rights Amendment increased the Flip-In Percentage to 15%. The SFP Rights Agreement does not apply to any acquisition of shares of Common Stock by Burlington Northern Inc. ("BNI") pursuant to the terms of the Agreement and Plan of Merger dated as of June 29, 1994, as amended (the "Merger Agreement"), and consequently the provisions of the SFP Rights Agreement would not apply to the BNI tender offer described in the Offer to Purchase dated as of December 23, 1994, as amended, or to the merger of SFP with BNI pursuant to the Merger Agreement.

     The Rights Agreement dated as of November 28, 1994 between SFP and the Rights Agent attached as Exhibit 1 to the SFP's Registration Statement on Form 8-A was filed with the Securities and Exchange Commission on November 29, 1994. A copy of the Rights Amendment is being filed with the Securities and Exchange Commission as an exhibit to this Current Report on Form 8-K. This summary description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the SFP Rights Agreement and the Rights Amendment.

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Item 7. Financial Statements and Exhibits.

    (c) Exhibits:

    See Exhibit Index included herewith at E-1.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SANTA FE PACIFIC CORPORATION

DATE: January 25, 1995                    By: /s/ Jeffrey R. Moreland
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                                                  Jeffrey R. Moreland
                                                Vice President-Law and
                                                    General Counsel


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                                 EXHIBIT INDEX

         Exhibit No.                      Description of Exhibit
         -----------                      ----------------------

            99.1 Rights Agreement dated as of November 28, 1994 between Santa Fe Pacific Corporation and First Chicago Trust Company of New York, as Rights Agent. (Filed as Exhibit 1 to SFP's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 29, 1994.)

            99.2 Amendment No. 1, dated January 24, 1995, to the Rights Agreement dated as of November 28, 1994, between Santa Fe Pacific Corporation and First Chicago Trust Company of New York, as Rights Agent.

                                      E-1